UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2019

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11688	95-3889638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 S. Capitol Blvd. Suite 1000 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 331-8400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	ECOL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

US Ecology, Inc. (“US Ecology”) is making the following supplemental disclosures (this “Proxy Supplement”) to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission by US Ecology on September 19, 2019, to provide additional information relating to the Agreement and Plan of Merger, dated as of June 23, 2019 (the “Merger Agreement”), by and among US Ecology, US Ecology Parent, Inc., a wholly-owned subsidiary of US Ecology (“Holdco”), Rooster Merger Sub, Inc., a wholly-owned subsidiary of Holdco (“Rooster Merger Sub”), ECOL Merger Sub, Inc., a wholly-owned subsidiary of Holdco (“ECOL Merger Sub”), and NRC Group Holdings Corp. (“NRCG”). Subject to the terms and conditions of the Merger Agreement, ECOL Merger Sub will merge with and into US Ecology, with US Ecology as the surviving entity and continuing as a wholly-owned subsidiary of Holdco (the “ECOL Merger”) and, simultaneously therewith, Rooster Merger Sub will merge with and into NRCG, with NRCG as the surviving entity and continuing as a wholly-owned subsidiary of Holdco (the “NRCG Merger,” and together with the ECOL Merger, the “Mergers”).

On October 1, 2019, following the filing of the Proxy Statement, a purported stockholder of NRCG filed a complaint in the United States District Court for the Southern District of New York, captioned Mehta v. NRC Group Holdings Corp., et al., Case No. 1:19-cv-09091 (the “Complaint”). The Complaint generally alleges that NRCG and its directors violated the federal securities laws by omitting material information from the Proxy Statement, and seeks, among other things, to enjoin the special meeting of the common stockholders of NRCG to vote on the Merger Agreement and to enjoin the Mergers.

US Ecology and NRCG believe that the Complaint’s allegations lack any merit and that the Proxy Statement fully complies with applicable law. However, solely to avoid the expense and distraction of litigation, US Ecology has determined to voluntarily supplement the Proxy Statement with this Proxy Supplement. The disclosures set forth below should be read in conjunction with the Proxy Statement, which US Ecology urges you to read in its entirety. To the extent that information set forth below differs from information contained in the Proxy Statement, the information set forth below supersedes such information contained in the Proxy Statement. These supplemental disclosures to the Proxy Statement shall not be deemed an admission that they are material or required under the federal securities laws, any applicable state fiduciary law or any other applicable rule, statue, regulation or law. To the contrary, US Ecology specifically denies that the information in this Proxy Supplement, or any other additional information, is or was required.

Except as otherwise set forth below, the information set forth in the Proxy Statement remains unchanged, and defined terms used in the supplemental disclosures below but not otherwise defined in this Proxy Supplement have the meanings ascribed to such terms in the Proxy Statement. The supplemental disclosure contained herein, including the projections below, does not reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events.

As previously disclosed in the Proxy Statement, a special meeting is being held on October 23, 2019, at 10:00 a.m., local time, at 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, for the purpose of considering and voting upon, among other things, the Merger Agreement.

US Ecology’s board of directors recommends that US Ecology’s stockholders vote “FOR” the adoption of the Merger Agreement and “FOR” each other proposal being considered at the special meeting.

SUPPLEMENT TO PROXY STATEMENT

1.	The second full paragraph on page 73 of the Proxy Statement under the heading “THE MERGERS—Background of the Mergers” is hereby revised, supplemented and replaced in its entirety as follows:

“On March 21, 2019, NRCG and US Ecology executed a confidentiality agreement, providing for the confidential treatment of information of NRCG provided to US Ecology in connection with the parties’ exploration of a potential strategic transaction. On March 25, 2019, NRCG and US Ecology executed a confidentiality agreement, providing for the confidential treatment of information of US Ecology provided to NRCG in connection with the parties’ exploration of a potential strategic transaction. Following the execution of these confidentiality agreements and through the signing of the Merger Agreement, each of NRCG and US Ecology and their respective advisors, and, with respect to US Ecology, its financing sources, conducted due diligence on the other party. The confidentiality agreements entered into by NRCG and US Ecology each included customary standstill provisions. The confidentiality agreements however, did not prohibit NRCG or US Ecology from making any private proposal or otherwise asking the board of the other party to waive the standstill. In addition, the standstill obligations of each of NRCG and US Ecology automatically terminated upon any change in control acquisition announced by the other.”

2.	The second to last full paragraph on page 73 of the Proxy Statement under the heading “THE MERGERS—Background of the Mergers” is hereby revised, supplemented and replaced in its entirety as follows:

“Over the course of the next two weeks, as directed by the NRCG Board, Messrs. Baumgardner, Shor and Harman and certain officers of NRCG continued to engage in discussions with representatives of US Ecology regarding a potential strategic transaction.

In addition, Messrs. Baumgardner, Shor and Harman approached and interviewed potential financial advisors with expertise both with the industry in which NRCG operates and transactions of the nature potentially contemplated by NRCG. As a result of that process, Messrs. Baumgardner, Shor and Harman determined to engage Evercore to serve as financial advisor to NRCG in respect of the potential strategic transaction.”

3.	The last two full paragraphs on page 74 of the Proxy Statement under the heading “THE MERGERS—Background of the Mergers” are hereby revised, supplemented and replaced in their entirety as follows:

“On April 23, 2019, the NRCG Board held a special telephonic meeting to discuss the US Ecology IOI. Mr. Shor reviewed the principal terms of the proposal, noting that the proposal reflected a premium to the then current trading price of NRCG Common Stock of 30.5%. Following discussion of the proposal, Mr. Baumgardner reminded the NRCG Board that he previously served in numerous senior management roles at US Ecology, including serving as president, chief executive officer, chief operating officer, chief financial officer and a member of the board of directors, until his departure in 2012. Mr. Baumgardner indicated that he no longer had any direct or indirect interests, economic or otherwise, in US Ecology and that he had not had any economic interests in US Ecology for a number of years. The NRCG Board was aware of Mr. Baumgardner’s prior relationship with US Ecology prior to this meeting as such prior relationship had been discussed with the NRCG Board and disclosed in NRCG’s public filings since Mr. Baumgardner first joined the NRCG Board in October of 2018. After deliberations, representatives of Jones Day provided an overview of the fiduciary duties of the NRCG Board and other relevant considerations in evaluating a potential strategic transaction with US Ecology.

After deliberations, the NRCG Board determined to continue to explore a potential strategic transaction with US Ecology, including to (1) engage in confirmatory due diligence of US Ecology, since the consideration proposed by US Ecology was proposed to comprised solely of shares of ECOL Common Stock and (2) continue to provide information to US Ecology and its representatives, including access to NRCG management, so that US Ecology could perform its confirmatory due diligence. In addition, in order to facilitate the evaluation and negotiation of a potential strategic transaction with US Ecology, the NRCG Board unanimously resolved to create a transaction committee of the NRCG Board (the “Transaction Committee”), to be comprised of Messrs. Baumgardner, Shor and Harman. Such individuals were appointed because of their knowledge of the operations of NRCG and the industry in which it operates, as well as their extensive experience in negotiating strategic transactions. The NRCG Board also considered Mr. Baumgardner’s previous relationship with US Ecology and determined that such prior relationship could potentially benefit the Transaction Committee in negotiations with US Ecology. The NRCG Board also appointed Mr. Shor as chairman of the Transaction Committee. The NRCG Board also resolved to formally engage Jones Day as outside legal counsel in connection with the potential transaction. From its formation on April 23, 2019 through the date on which the Merger Agreement was executed, the Transaction Committee led the evaluation and negotiation on behalf of NRCG for the proposed transaction with US Ecology.”

4.	The sixth full paragraph on page 76 of the Proxy Statement under the heading “THE MERGERS—Background of the Mergers” is hereby revised, supplemented and replaced in its entirety as follows:

“On May 30, 2019, the NRCG Board held a regularly scheduled in-person meeting following NRCG’s annual stockholders’ meeting. At that meeting, the NRCG Board reviewed NRCG’s operations and financial performance. Also at that meeting, Mr. Shor provided an update on the status of due diligence related to the potential strategic transaction with US Ecology, noting that the parties had conducted in-person meetings in mid-May. Mr. Shor also informed the NRCG Board that the Transaction Committee expected to receive an updated proposal, as well as a draft merger agreement, from US Ecology the following week. The NRCG Board also discussed other hypothetical opportunities available to NRCG, including growth through potential acquisitions that NRCG was not currently pursuing but could decide to pursue at a later time. Later that day, following the NRCG Board meeting, Mr. Shor called a representative of Houlihan to provide an update.”

5.	The first full paragraph on page 77 of the Proxy Statement under the heading “THE MERGERS—Background of the Mergers” is hereby revised, supplemented and replaced in its entirety as follows:

“On June 2, 2019, in accordance with US Ecology’s directives, representatives of BofA Merrill Lynch informed representatives of Evercore that US Ecology did not intend to increase its current proposed per share purchase price which, in light of US Ecology’s due diligence on NRCG’s capital structure, US Ecology still believed represented an increased enterprise value compared to the US Ecology IOI and that, as such, its proposal was to acquire all of the outstanding equity of NRCG based on an implied value of $11.05 per share of NRCG Common Stock at a fixed exchange ratio based on such price per share of NRCG Common Stock and the volume weighted average price of ECOL Common Stock from the date of the US Ecology IOI until the date on which the definitive merger agreement was signed. The proposed purchase price represented a premium of approximately 32.0% to the $8.37 closing price of NRCG Common Stock on May 31, 2019, the last trading day prior to such conversation. Later that evening, US Ecology’s position was confirmed by representatives of Houlihan and Mr. Shor. In that conversation, Mr. Shor stated that NRCG was not prepared to further engage in a potential strategic transaction at that valuation. Mr. Shor did not propose or suggest an alternative valuation.”

6.	The second full paragraph on page 77 of the Proxy Statement under the heading “THE MERGERS—Background of the Mergers” is hereby revised, supplemented and replaced in its entirety as follows:

“On June 4, 2019, Mr. Harman received an unsolicited email communication from a former NRCG executive who had been contacted by a representative of Company A inquiring whether the JFL Entities would be interested in selling its interests in NRCG. The proposal set forth in the email communication from Company A was not for all of the outstanding equity interests in NRCG but limited to only the shares of NRCG Common Stock held by the JFL Entities. At the time of the inquiry from Company A, the JFL Entities were the registered holders of approximately 66% of the outstanding NRCG Common Stock.”

7.	The third full paragraph on page 77 of the Proxy Statement under the heading “THE MERGERS—Background of the Mergers” is hereby revised, supplemented and replaced in its entirety as follows:

“Also on June 4, 2019, Mr. Harman and other representatives of the JFL Entities had a telephonic meeting with a representative of Company A regarding Company A’s proposal. In those discussions, Company A indicated that it was highly interested in pursuing an acquisition of NRCG and may be willing to acquire not only the shares of NRCG Common Stock held by the JFL Entities but, alternatively, all of the outstanding equity interests of NRCG. However, there was no discussion of the valuation of such shares.”

8.	The last two full paragraphs on page 77 of the Proxy Statement under the heading “THE MERGERS—Background of the Mergers” are hereby revised, supplemented and replaced in their entirety as follows:

“On June 5, 2019, Mr. Shor met with a representative from Houlihan and informed him that a strategic third-party had expressed interest in acquiring interests in NRCG for cash, but that NRCG would be willing to reengage with US Ecology if US Ecology increased its proposed valuation to at least $12.00 per share of NRCG Common Stock. A $12.00 per share price valuation represented a premium of approximately 49.8% to the $8.01 closing price per share on the NYSE American of shares of NRCG Common Stock on that day.

In the morning of June 6, 2019, the Transaction Committee, together with certain officers of NRCG and representatives of Jones Day, held a telephonic meeting. At that meeting, the Transaction Committee noted that US Ecology had not been willing to increase its proposed valuation of NRCG and that the Transaction Committee did not believe US Ecology’s proposed valuation of $11.05 per share of NRCG Common Stock was adequate. Mr. Shor also informed the Transaction Committee that he had previously suggested to representatives from Houlihan that the proposed valuation needed to be at least $12.00 per share of NRCG Common Stock. Mr. Harman informed the Transaction Committee that the JFL Entities were willing to delay making any independent decision on a transaction with Company A until after the Transaction Committee had fully explored a potential strategic transaction with US Ecology. Mr. Harman also informed the Transaction Committee of the unsolicited proposal that the JFL Entities, in their capacity as a stockholder of NRCG, had received from Company A. After deliberation, the Transaction Committee resolved to inform US Ecology of the unsolicited proposal from Company A and reaffirm that the Transaction Committee would be willing to continue to explore a potential strategic transaction exclusively with US Ecology so long as US Ecology increased its proposed valuation to at least $12.00 per share of NRCG Common Stock.”

9.	The third full paragraph on page 107 of the Proxy Statement under the heading “THE MERGERS—Opinion of NRCG’s Financial Advisor” is hereby revised, supplemented and replaced in its entirety as follows:

“Perpetuity Growth Rate Methodology. Using the perpetuity growth rate methodology, Evercore calculated terminal values for NRCG by applying perpetuity growth rates of 2.0% to 3.0%, which range was selected based on Evercore’s professional judgment and experience, to a terminal year estimate of the unlevered, after-tax free cash flows that NRCG was forecasted to generate based on the NRCG forecasts. The cash flows and terminal values in each case were then discounted to present value as of March 31, 2019 using discount rates ranging from 9.0% to 10.0%, which were based on an estimate of NRCG’s weighted average cost of capital and the mid-year cash flow discounting convention. In calculating implied enterprise values, Evercore included the present value of tax savings from NRCG’s estimated usage of net operating losses. Based on this range of implied enterprise values, NRCG’s estimated net debt (calculated as total debt less cash and cash equivalents) as of March 31, 2019, and the number of fully diluted shares of NRCG Common Stock (representing 51.872 million shares, based upon the midpoint of the implied equity value range and assuming conversion of each share of NRCG Series A Preferred Stock into NRCG Common Stock in accordance with their terms), in each case as provided by NRCG’s management, this analysis indicated a range of implied equity values per share of NRCG Common Stock of $12.84 to $16.91.”

10.	The fourth full paragraph on page 107 of the Proxy Statement under the heading “THE MERGERS—Opinion of NRCG’s Financial Advisor” is hereby revised, supplemented and replaced in its entirety as follows:

“EBITDA Multiple Methodology. Using the EBITDA multiple methodology, Evercore calculated terminal values for NRCG by applying terminal multiples of 8.00x to 10.00x, which range was selected based on Evercore’s professional judgment and experience, to NRCG’s Adjusted EBITDA in fiscal year 2023 based on the NRCG forecasts. The cash flows and terminal values in each case were then discounted to present value as of March 31, 2019 using discount rates ranging from 9.0% to 10.0%, which were based on an estimate of NRCG’s weighted average cost of capital, and the mid-year cash flow discounting convention. In calculating implied enterprise values, Evercore included the present value of tax savings from NRCG’s estimated usage of net operating losses. Based on this range of implied enterprise values, NRCG’s estimated net debt (calculated as total debt less cash and cash equivalents) as of March 31, 2019, and the number of fully diluted shares of NRCG Common Stock (representing 54.376 million shares, based upon the midpoint of the implied equity value range and assuming conversion of each share of NRCG Series A Preferred Stock into NRCG Common Stock in accordance with their terms), in each case as provided by NRCG’s management, this analysis indicated a range of implied equity values per share of NRCG Common Stock of $15.35 to $19.83.”

11.	The second full paragraph on page 108 of the Proxy Statement under the heading “THE MERGERS—Opinion of NRCG’s Financial Advisor” is hereby revised, supplemented and replaced in its entirety as follows:

“Perpetuity Growth Rate Methodology. Using the perpetuity growth rate methodology, Evercore calculated terminal values for US Ecology by applying perpetuity growth rates of 2.0% to 3.0%, which range was selected based on Evercore’s professional judgment and experience, to a terminal year estimate of the unlevered, after-tax free cash flows that US Ecology was forecasted to generate based on the US Ecology forecasts. The cash flows and terminal values in each case were then discounted to present value as of March 31, 2019 using discount rates ranging from 8.0% to 9.0%, which were based on an estimate of US Ecology’s weighted average cost of capital and the mid-year cash flow discounting convention. Based on this range of implied enterprise values, US Ecology’s estimated net debt (calculated as total debt less cash and cash equivalents) as of March 31, 2019, and the number of fully diluted shares of ECOL Common Stock (representing 22.259 million shares, based upon the midpoint of the implied equity value range), in each case as provided by US Ecology’s management and approved for Evercore’s use by NRCG, this analysis indicated a range of implied equity values per share of ECOL Common Stock of $53.63 to $78.00.”

12.	The third full paragraph on page 108 of the Proxy Statement under the heading “THE MERGERS—Opinion of NRCG’s Financial Advisor” is hereby revised, supplemented and replaced in its entirety as follows:

“EBITDA Multiple Methodology. Using the EBITDA multiple methodology, Evercore calculated terminal values for US Ecology by applying terminal multiples of 9.0x to 12.0x, which range was selected based on Evercore’s professional judgment and experience, to US Ecology’s estimated Adjusted EBITDA in fiscal year 2023 based on the US Ecology forecasts. The cash flows and terminal values in each case were then discounted to present value as of March 31, 2019 using discount rates ranging from 8.0% to 9.0%, which were based on an estimate of US Ecology’s weighted average cost of capital and the mid-year cash flow discounting convention. Based on this range of implied enterprise values, US Ecology’s estimated net debt (calculated as total debt less cash and cash equivalents) as of March 31, 2019, and the number of fully diluted shares of ECOL Common Stock (representing 22.307 million shares, based upon the midpoint of the implied equity value range), in each case as provided by US Ecology’s management and approved for Evercore’s use by NRCG, this analysis indicated a range of implied equity values per share of ECOL Common Stock of $70.22 to $97.17.”

13.	The bulleted list on page 109 of the Proxy Statement under the heading “THE MERGERS—Opinion of NRCG’s Financial Advisor” is hereby revised, supplemented and replaced in its entirety as follows:

Selected Company	2019E Adjusted EBITDA	Price/2019E EPS[1]	Price/2019E Tax Adjusted EPS[1]
Advanced Disposal Services, Inc.	10.8x	NM	NM
Clean Harbors, Inc.	10.1x	38.8x	37.5x
Covanta Holding Corporation	10.7x	NM	NM
Heritage Crystal Clean Inc.	11.7x	27.0x	28.5x
NRC Group Holdings Corp.	7.3x	17.8x	23.8x
Republic Services, Inc.	12.3x	26.8x	27.7x
Stericycle, Inc.	10.7x	14.2x	15.6x
US Ecology, Inc.	11.7x	25.8x	25.8x
Waste Connections Inc.	16.9x	34.5x	41.6x
Waste Management, Inc.[2]	13.6x	27.0x	28.3x

1.	EPS based on fully diluted shares outstanding and normalized Net Income, calculated by applying 27.0% tax rate to analyst consensus pre-tax income estimates.

2.	Multiples are not pro forma for Waste Management, Inc.’s acquisition of Advanced Disposal Services, Inc. announced on April 15, 2019 as consolidated estimates were not yet provided by research analysts.

14.	The second full paragraph on page 111 of the Proxy Statement under the heading “THE MERGERS—Opinion of NRCG’s Financial Advisor” is hereby revised, supplemented and replaced in its entirety as follows:

“Evercore reviewed financial information related to the following selected transactions involving publicly traded target companies in the environmental and facilities services and sanitation services industries announced since 2010 (the “selected transactions”). The selected transactions reviewed by Evercore, the month and year each was announced and the LTM EBITDA (as defined below) for each of the selected transactions, were as follows for the environmental and facilities services industry:”

15.	The third full paragraph on page 111 of the Proxy Statement under the heading “THE MERGERS—Opinion of NRCG’s Financial Advisor” is hereby revised, supplemented and replaced in its entirety as follows:

“The selected transactions reviewed by Evercore, the month and year each was announced and the LTM EBITDA (as defined below) for each of the selected transactions, were as follows for the sanitation services industry:”

16.	The two tables on page 111 of the Proxy Statement under the heading “THE MERGERS—Opinion of NRCG’s Financial Advisor” are hereby revised, supplemented and replaced in their entirety as follows:

Month and Year Announced	Acquirer	Target	LTM EBITDA— Environmental and Facilities Services
May 2019	Harsco Corporation	Clean Earth	14.4x
September 2018	Univar Inc.	Nexeo Solutions Inc.	9.7x
June 2018	Hennessy Capital Acq Corp III	NRC Group Holdings LLC	8.6x
March 2017	New Mountain Partners IV LP	TRC Cos Inc.	12.8x
November 2013	AEA Investors LP	Siemens Water Tech Corp	19.7x
August 2013	NGL Energy Partners LP	Oilfield Water Lines LP	10.7x
October 2012	Clean Harbors	Safety-Kleen, Inc.	6.6x
March 2012	Heckmann Corporation	Thermo Fluids, Inc.	8.1x
September 2010	US Ecology, Inc.	Seaway TLC Inc.	NA

Month and Year Announced	Acquirer	Target	LTM EBITDA— Sanitation Services
April 2019	Waste Management Inc.	Advanced Disposal Services Inc.	11.5x
December 2018	Waste Connections Inc.	American Disposal Services LLC	NA
October 2018	GFL Waste & Recycling Solutions Corp	Waste Industries USA LLC	NA
January 2016	Waste Connections Inc.	Progressive Waste Solutions	7.1x
October 2014	Waste Management Inc.	Deffenbaugh Disposal Inc.	NA
February 2014	JPX Global Inc.	Scorpex Inc. (Certain Assets)	NA
April 2013	EQT Infrastructure II GP BV	Synagro Technologies Inc.	NA
January 2013	Energy Capital Partners II LLC	EnergySolutions Inc.	8.1x
July 2012	Advanced Disposal Services Inc.	Veolia ES Solid Waste Inc	NA
December 2011	Macquarie Infrastructure Partners	WCA Waste Corp	8.8x
July 2011	Waste Management Inc.	Oakleaf Global Holdings Inc	NA
April 2011	Waste Connections Inc.	Hudson Valley Waste Hldg Inc.	NA
January 2011	CE Holdings II LLC	Fairfield County Recycling Inc	9.6x
September 2010	Stericycle Inc.	Healthcare Waste Solutions Inc	NA

17.	The first table on page 119 of the Proxy Statement under the heading “THE MERGERS—Certain Financial Forecasts Prepared by US Ecology Management” is hereby revised, supplemented and replaced in its entirety as follows:

Fiscal Year Ending December 31,	2019 Q2-Q4	2020E	2021E	2022E	2023E
Stock-based compensation expense	$(3)	$(5)	$(6)	$(6)	$(6)
Cash tax expense	$(15)	$(28)	$(30)	$(34)	$(38)
Closing / post-closing payments	$(1)	$(3)	$(10)	$(6)	$(6)
Change in net working capital	$(11)	$3	$(9)	$(10)	$(10)
Capital expenditures	$(38)	$(47)	$(58)	$(42)	$(44)
Unlevered Free Cash Flow(2)	$14	$71	$50	$82	$94

Note: Dollars in millions.

(2)	Fiscal year 2019 2H Unlevered Free Cash Flow represents unlevered free cash flows for the six months ended December 31, 2019. For this purpose, Unlevered Free Cash Flow is defined as Adjusted EBITDA less stock-based compensation expense, cash tax expense, closing / post-closing payments, change in net working capital and capital expenditures.

18.	The table on page 120 of the Proxy Statement under the heading “THE MERGERS—Certain Financial Forecasts Prepared by US Ecology Management” is hereby revised, supplemented and replaced in its entirety as follows:

Fiscal Year Ending December 31,	2019 Q2-Q4	2020E	2021E	2022E	2023E
Cash tax expense	$(12)	$(21)	$(22)	$(25)	$(27)
Closing / post-closing payments	$—	$(1)	$—	$(1)	$(2)
Contingent payments	$(4)	$(2)	$(1)	$—	$—
Change in net working capital	$—	$(8)	$(4)	$(2)	$(2)
Capital expenditures	$(31)	$(24)	$(37)	$(25)	$(33)
Unlevered Free Cash Flow(2)	$18	$64	$64	$86	$81

Note: Dollars in millions.

(2)	Fiscal year 2019 2H Unlevered Free Cash Flow represents unlevered free cash flows for the six months ended December 31, 2019. For this purpose, Unlevered Free Cash Flow is defined as Adjusted EBITDA (as defined in footnote (1) under the table titled “US Ecology-Prepared NRCG Unaudited Financial Projections” above) less cash tax expense, closing / post-closing payments, contingent payments, change in net working capital and capital expenditures.

19.	The two tables on page 123 of the Proxy Statement under the heading “THE MERGERS—Certain Financial Forecasts Prepared by NRCG Management” are hereby revised, supplemented and replaced in their entirety as follows:

Fiscal Year Ending December 31,	2019 Q2-Q4	2020E	2021E	2022E	2023E
Taxes	$(20)	$(30)	$(34)	$(36)	$(38)
Change in Net Working Capital	$(15)	$(8)	$(4)	$(2)	$(1)
Capital Expenditures	$(40)	$(20)	$(35)	$(21)	$(28)
Unlevered Free Cash Flow(2)	$18	$80	$78	$102	$101

Note: Dollars in millions.

(2)	For this purpose, Unlevered Free Cash Flow is defined as Adjusted EBITDA (as defined in footnote (1) under the table titled “NRCG Unaudited Financial Projections” above) less cash taxes, change in net working capital and maintenance and growth capital expenditures.

Fiscal Year Ending December 31,	2019 Q2-Q4	2020E	2021E	2022E	2023E
Taxes	$(20)	$(28)	$(31)	$(37)	$(42)
Change in Net Working Capital	$(4)	$(5)	$(13)	$(22)	$(16)
Maintenance Capital Expenditures	$(34)	$(55)	$(47)	$(33)	$(35)
Growth Capital Expenditures	$(11)	$(15)	$(14)	$(15)	$(14)
Unlevered Free Cash Flow(1)	$41	$69	$86	$120	$147

Note: Dollars in millions.

(1)	For this purpose, Unlevered Free Cash Flow is defined as Adjusted EBITDA (as defined in footnote (1) under the table titled “US Ecology Unaudited Financial Projections” above) less cash taxes, change in net working capital and maintenance and growth capital expenditures.

FORWARD-LOOKING STATEMENTS

Statements in this communication that are not historical facts are forward-looking statements that reflect US Ecology’s and NRCG’s respective management’s expectations, assumptions and estimates of future performance and economic conditions at the time they were made. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to, among other things, future events or the future performance or operations of US Ecology and NRCG. All statements other than historical facts may be forward-looking statements; words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may”, “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of US Ecology or NRCG. Factors that could cause US Ecology’s or NRCG’s actual results to differ materially from those implied in the forward-looking statements include: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of US Ecology or NRCG are not obtained; (2) the occurrence of any event, change or other circumstances that either could give rise to the right of one or both of US Ecology or NRCG to terminate the Merger Agreement; (3) litigation relating to the transaction; (4) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (5) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (6) unexpected costs, charges or expenses resulting from the transaction; (7) the ability of US Ecology and NRCG to retain and hire key personnel; (8) competitive responses to the proposed transaction and the impact of competitive services; (9) certain restrictions during the pendency of the Mergers that may impact US Ecology’s or NRCG’s ability to pursue certain business opportunities or strategic transaction; (10) the terms and availability of the indebtedness planned to be incurred in connection with the transaction to refinance NRCG’s existing indebtedness; (11) potential adverse changes to business relationships resulting from the announcement or completion of the transaction; (12) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; and (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which US Ecology and NRCG operate. These risks, as well as other risks associated with the proposed transaction, are more fully described in the joint proxy statement/prospectus that was filed with the Securities and Exchange Commission (“SEC”) by US Ecology on September 19, 2019 in connection with the proposed transaction. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of the date made. Neither US Ecology nor NRCG undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of US Ecology, NRCG, Holdco or the combined company, whether following the implementation of the proposed transaction or otherwise.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to US Ecology’s and NRCG’s overall business, including those more fully described in US Ecology’s and NRCG’s filings with the SEC.

NO OFFER OR SOLICITATION

This communication relates to a proposed business combination involving US Ecology and NRCG. The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Holdco has filed with the SEC a Registration Statement on Form S-4 that includes the Joint Proxy Statement of US Ecology and NRCG and a Prospectus of Holdco, as well as other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. A definitive Joint Proxy Statement/Prospectus has been mailed to stockholders of US Ecology and NRCG. A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about US Ecology and NRCG, may be obtained at the SEC’s website, www.sec.gov. You may obtain these documents, free of charge, by accessing US Ecology’s website at https://investors.usecology.com or by accessing NRCG’s website at ir.nrcg.com.

PARTICIPANTS IN THE SOLICITATION RELATING TO THE MERGERS

US Ecology, Holdco and NRCG and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from US Ecology stockholders and NRCG stockholders in respect of the proposed transaction. Information regarding US Ecology’s directors and executive officers is contained in US Ecology’s Annual Report on Form 10-K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated April 11, 2019, which are filed with the SEC. Information regarding NRCG’s directors and executive officers is contained in NRCG’s Annual Report on Form 10-K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated April 17, 2019, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction is included in the registration statement and joint proxy statement/prospectus and other relevant materials filed with the SEC. A free copy of these documents may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NRC GROUP HOLDING CORP.

Date: October 16, 2019	By:	/s/ Eric Gerratt
Name: Eric Gerratt
Title: Chief Financial Officer